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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- APRIL 14, 2008

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RiverSource Absolute Return Currency and Income Fund Prospectus Date (12/28/07)             Form # S-6502-99 E
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The RiverSource Absolute Return Currency and Income Fund Principal Investment
Strategies section of the prospectus has been revised to read as follows

The Fund is a non-diversified fund that, under normal market conditions, will invest at least 80% of its net assets (including any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, the investment manager (RiverSource Investments, LLC), seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund's investment in short-duration debt obligations will consist primarily of (i) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager, and (ii) shares of an affiliated money market fund. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

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S-6502-1 A (4/08)
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The following risks have been added to the RiverSource Absolute Return Currency and Income Fund Principal Risks section:

RISKS OF INVESTING IN AFFILIATED MONEY MARKET FUND. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of the affiliated money market fund in which it invests. To the extent these fees and expenses are expected to exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Fund's Annual Operating Expenses set forth in the table under "Fees and Expenses." Additionally, by investing in an affiliated money market fund, the Fund will be exposed to the investment risks of the affiliated money market fund. To the extent the Fund invests a significant portion of its assets in the affiliated money market fund, the Fund will bear increased indirect expenses and be more susceptible to the investment risks of the affiliated money market fund, which include:

ACTIVE MANAGEMENT RISK. The affiliated money market fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, the affiliated money market fund could underperform other mutual funds with similar investment objectives.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if the affiliated money market fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the affiliated money market fund purchases unrated securities, or if the rating of a security is reduced after purchase, the affiliated money market fund will depend on the investment manager's analysis of credit risk more heavily than usual.

REINVESTMENT RISK. Reinvestment risk is the risk that the affiliated money market fund will not be able to reinvest income or principal at the same rate it currently is earning.

The rest of the RiverSource Absolute Return Currency and Income Fund Principal Risks section remains unchanged.

The Unusual Market Conditions section found on page 27p of the prospectus has been revised to read as follows:

Unusual Market Conditions. During unusual market conditions, each of RiverSource 120/20 Contrarian Equity Fund and RiverSource 130/30 U.S. Equity Fund may temporarily invest more of its assets in money market securities, and RiverSource Absolute Return Currency and Income Fund may temporarily have less exposure to forward currency contracts, than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

The Cash Reserves section found on page S.25 of the prospectus has been revised to read as follows:

CASH RESERVES. RiverSource 120/20 Contrarian Equity Fund and RiverSource 130/30 U.S. Equity Fund may invest daily cash balances in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. RiverSource Absolute Return Currency and Income Fund may, in addition to investing its daily cash balance, invest a higher percentage of its assets in Short Term Cash Fund, as an alternative to investing directly in short-duration debt obligations, as part of its principal investment strategy. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.